Critical Accounting Estimates and Judgements	12 Months Ended
Jun. 30, 2020
Accounting Policies, Changes In Accounting Estimates And Errors [Abstract]
Critical Accounting Estimates and Judgements
CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

The preparation of the financial statements in conformity with IFRS requires the group’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as well as disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Refer to the specific notes below for further information on the key accounting estimates and assumptions applied.

•	Estimate of taxation – note 10;

•	Recognition of deferred tax asset – note 10;

•	Gold mineral reserves and resources – note 13;

•	Production start date – note 13;

•	Stripping activities – note 13;

•	Impairment of assets – note 13;

•	Depreciation of property plant and equipment – note 13;

•	Exploration and evaluation assets – note 13;

•	Impairment of goodwill – note 14;

•	Valuation of interest in associate – note 20;

•	Provision for stock obsolescence - note 22;

•	Estimate of exposure and liabilities with regard to rehabilitation costs – note 25;

•	Estimate of provision for silicosis settlement – note 26;

•	Estimate of employee benefit liabilities – note 27;

•	Leases - note 28;

•	Fair value of share-based payments – note 34;

•	Assessment of contingencies – note 36; and

•	Valuation of derivative financial instruments – note 37.
IMPACT ON CRITICAL ESTIMATES AND JUDGEMENTS

The uncertainty of the impact of the COVID-19 pandemic on the global economy caused significant volatility in the markets, as discussed above. This impacted on certain assumptions and estimates as at 30 June 2020 that management used in calculations which are revised annually or assessed at each reporting date.

Key assumptions for the calculation of the mining assets' recoverable amounts include commodity prices and exchange rates. The increase in the US$ gold price and the weakening of the Rand against the US$ affected the short- and medium-term views in the forecasts management received from various institutions in order to determine the assumptions for impairment testing. However, management determined its reserves using the long-term price of US$1 350/oz or R630 000/kg and prepared the life-of-mine plans for the 2021 financial year at this price. Refer to note 13 for further details on the assumptions used in the impairment test.

4.	COVID-19 IMPACT continued

IMPACT ON CRITICAL ESTIMATES AND JUDGEMENTS continued

The valuation of the derivatives was also impacted by the changes in the commodity prices and Rand/US$ exchange rate. Refer to notes 18 and 37 for details of the fair value movements at 30 June 2020.

The changes in the interest rates impacted on discount rates that are based on risk-free rates. These include, but are not limited to, the provisions for environmental rehabilitation, silicosis settlement and post-retirement benefits, the determination of recoverable amounts for testing impairments of non-financial assets as well as in recoverability of financial assets. Where possible and deemed relevant, management used weighted averages over a period of time to determine the estimated rates. In all cases, the discount rate decreased, the quantum of the decrease depending on whether the rate was a short-, medium- or long-term rate.